SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         June 18, 2004
                (Date of earliest event reported)

                Commission file number 000-30675

                                EnXnet, Inc.
          (Exact name of Small Business Issuer in its charter)

            Oklahoma                      73-1561191
   (State of Incorporation)   (I.R.S. Employer Identification No.)

        1723 S Boston Avenue Tulsa, Oklahoma 74114
         (Address of principal executive offices.)
          Registrant's telephone number: (918) 592-0015














ITEM 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS.

1. On June 18, 2004, the Company's auditors, Brown, Graham & Company, PC, Georgetown, Texas, were dismissed as independent accountants to the Company.

2. The former accountants' reports for the fiscal years ended March 31, 2003 and March 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to audit scope or accounting principles. The reports were modified as to uncertainty concerning the Company's ability to continue as a going concern. During the Company's two most recent fiscal years audited by Brown, Graham & Company, PC and subsequent interim periods preceding the dismissal of Brown, Graham & Company, PC, the Company had no disagreements with Brown, Graham & Company, PC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.





















ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Exhibits. {Brown, Graham & Company, PC Letterhead}

June 18, 2004

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Ladies and Gentleman:

We were previously the independent accountants for EnXnet, Inc. On June 18, 2004, we were dismissed as the independent accountants of EnXnet, Inc. We have read the statements made by EnXnet, Inc included under
Item 4 of its Form 8-K dated June 18, 2004, and we agree with such statements.


By /s/ Brown, Graham & Company, PC,
Georgetown, Texas
June 18, 2004

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


EnXnet, Inc.
By: /s/ Ryan Corley
        Ryan Corley, President & CEO